SUPPLEMENT TO THE FIRST INVESTORS LIFE SERIES FUND PROSPECTUS
                dated May 1, 2001, relating to the DISCOVERY FUND
                        a series of the Life Series Fund



1. The description of Portfolio Manager Patricia Poitra under "Fund Management" on page 65 of the prospectus is hereby deleted and replaced with the following:

            Patricia D. Poitra, serves as Director of Equities and prior to June 15, 2001, she was the Co-Portfolio Manager of the Discovery Fund. Ms. Poitra also serves as Portfolio Manager for other First Investors Funds. She has been Director of Equities at FIMCO since October 1994.

2. The following description of Portfolio Manager Allen Klee is hereby added as the fifth paragraph under "Fund Management" on page 65 of the prospectus:

         Allen Klee serves as Portfolio Manager of the Special Situations Fund and the Life Discovery Fund. Mr. Klee was employed by Guardian Life Insurance Company of America for approximately eight years. During that time period, Mr. Klee held several positions, including Co-Portfolio Manager of Equities (1999-2001), Equity and Convertible Analyst (1998-1999) and Fixed Income Credit Analyst (1993-1998).


THIS SUPPLEMENT IS DATED OCTOBER 1, 2001 AND SUPERCEDES THE PRIOR SUPPLEMENT DATED JUNE 27, 2001.

LSDISSP01